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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 26, 2004
                                                          ------------

                                   Belk, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                 --------------
                 (State or other jurisdiction of incorporation)


                                    000-26207
                                 --------------
                            (Commission File Number)


                                   56-2058574
                                 --------------
                      (IRS Employer Identification Number)


           2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
           -----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 357-1000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 26, 2004, Belk, Inc. issued a press release announcing the retirement of John M. Belk, the assumption by Thomas M. Belk Jr., H.W. McKay Belk an John R. Belk of new executive positions and the election of directors at the annual meeting of stockholders.

         A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1 Press Release dated May 26, 2004 announcing the retirement of the CEO, the appointment of new executives and the election of directors.

         99.2 Press Release dated May 26, 2004 reporting operating results for the quarter ended May 1, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 26, 2004, Belk, Inc. issued a press release reporting the company's operating results for the quarter ended May 1, 2004. A copy of the press release is attached hereto as Exhibit 99.2.

         Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 26, 2004.

                                  Belk, Inc.


                                  By:  /s/ Ralph A. Pitts
                                       -----------------------------------------
                                       Ralph A. Pitts
                                       Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX



Exhibit Number and Description


99.1 Press Release dated May 26, 2004 announcing the retirement of the CEO, the appointment of new executives and the election of directors.

99.2 Press Release dated May 26, 2004 reporting operating results for the quarter ended May 1, 2004.